Summary Prospectus and
Prospectus Supplement

May 30, 2019

Morgan Stanley Institutional Fund Trust

Supplement dated May 30, 2019 to the Morgan Stanley Institutional Fund Trust Summary Prospectus and Prospectus dated January 28, 2019

Global Multi-Asset Income Portfolio

On April 18, 2019, the Global Multi-Asset Income Portfolio (the "Fund") notified shareholders that the Board of Trustees of Morgan Stanley Institutional Fund Trust had approved a plan to liquidate the Fund, a series of the Trust, with such liquidation effective on or about May 31, 2019, and that the Fund would suspend the offering of its shares to all investors at the close of business on or about May 29, 2019. The liquidation date has been postponed to on or about December 31, 2019 (the "Liquidation Date") and the Fund will suspend the offering of its shares to all investors at the close of business on or about December 27, 2019. Until closer to the Liquidation Date in preparation of winding down the Fund's operations, the Fund will continue to be managed in accordance with its existing investment objective and strategies.

Prior to the Liquidation Date, investors may continue to voluntarily purchase, redeem or exchange shares in accordance with the policies and procedures described in the Fund's Prospectus. Investors should consult their tax advisers regarding the tax treatment of the liquidation and any purchase, redemption or exchange.

Please retain this supplement for future reference.

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